                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               _________________


                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):

                                  May 23, 1997


                                   TEAM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Texas                       0-9950                   74-1765729
------------------------          ------------              --------------
(State or other juris-            (Commission                (IRS Employer
diction of incorporation          File No.)             Identification No.)



1019 South Hood Street
Alvin, Texas                                                  77511
--------------------------------------                      ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (281) 331-6154.

Item 2.  Acquisition or Disposition of Assets.


Effective May 23, 1997, certain wholly-owned subsidiaries of Registrant sold substantially all of the assets of the 801 Military Housing Projects to U.S. National Housing Limited Partnership, an Alaska limited partnership ("Buyer"). The assets sold consist mainly of approximately 300 housing units for military personnel in Pensacola, Florida, approximately 250 housing units for military personnel in Fort Bragg, North Carolina, and approximately 150 housing units for military personnel in Portales, New Mexico. The consideration given by Buyer consisted of $3,200,000 in immediately available funds and the assumption of the indebtedness remaining on each of the 801 Military Housing Projects.
The amount of the consideration for the sale of these assets was determined as a result of arms-length negotiations and agreement between unrelated parties.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired

         Not applicable.

(b)      Pro Forma Financial Information

The following unaudited pro forma consolidated financial statements are filed with this report:

    Pro Forma Consolidated Balance Sheet as of February 28, 1997 ... Page F-1 Pro Forma Consolidated Statement of Earnings:
             Year Ended May 31, 1996 ............................... Page F-2
             Nine Months Ended February 28, 1997 ................... Page F-3
    Notes to Pro Forma Consolidated Financial Statements ........... Page F-4

The following unaudited pro forma consolidated statements of earnings for the year ended May 31, 1996 and the nine months ended February 28, 1997 give effect to the disposition of substantially all of the assets of the Military Housing Projects as if the sale and the resulting debt reduction occurred on June 1, 1995 and June 1, 1996, respectively. The following unaudited pro forma consolidated balance sheet as of February 28, 1997 gives effect to the sale of substantially all of the assets of the Military Housing Projects as if the sale and the reduction of debt with the proceeds thereof occurred as of that date.

The pro forma financial information is presented for illustrative purposes and is not indicative of either a) the results of Registrant's operations which would have actually been obtained if the disposition had occurred on the dates indicated, or b) the results of Registrant's operations which will be reported in the future.

The pro forma statements of earnings do not reflect the anticipated loss on the sale of the Military Housing Projects. The Company treated the Military Housing Projects as a discontinued operation and, accordingly, the loss is not part of the pro forma requirements.

(c)      Exhibits

             2.1 Agreement of Purchase and Sale, dated September 13, 1996, among
                 Registrant and Ft. Bragg 801, Inc. and Pensacola 801, Inc.
                 and Portales 801, Inc., collectively as Seller, and U.S. National Housing, L.L.C. as Purchaser. (Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted
                 Exhibit, all of which are listed on the last page of the Agreement and Purchase of Sale.)

             2.2 Assignment and Assumption Agreement, dated May 8, 1997, between
                 U.S. National Housing, LLC and U.S. National Housing Limited Partnership.

             2.3 First Amendment to Purchase and Sale Agreement, dated as of
                 May 8, 1997, among Registrant and Ft. Bragg 801, Inc. and Pensacola 801, Inc. and Portales 801, Inc. and First American Capital Corporation, collectively as Seller, and U.S. National Housing Limited Partnership, as Purchaser.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 6, 1997                      TEAM, INC.

                                        /s/ William A. Ryan
                                       -----------------------------------------
                                        By:  William A. Ryan
                                             Chairman of the Board,
                                             Chief Executive Officer and
                                             President

                                        /s/ Margie E. Rogers
                                       -----------------------------------------
                                        By:  Margie E. Rogers
                                             Vice President, Treasurer
                                             and Secretary

                         TEAM, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               FEBRUARY 28, 1997
                                  (UNAUDITED)



                            ASSETS                      TEAM, INC.     PRO-FORMA     PRO-FORMA
                                                    AND SUBSIDIARIES  ADJUSTMENTS   CONSOLIDATED
                                                    ----------------  -----------   ------------
Current Assets:
     Cash and cash equivalents                          1,301,000        183,000      1,484,000
     Receivables                                        7,742,000              0      7,742,000
     Materials and supplies                             6,034,000              0      6,034,000
     Prepaid expenses & other current assets              750,000              0        750,000
                                                      -----------    -----------    -----------
          Total Current Assets                         15,827,000        183,000     16,010,000

Net Assets of Discontinued Operations                   2,990,000     (2,990,000)             0

Property, Plant and Equipment
     Land and buildings                                 6,541,000              0      6,541,000
     Machinery and equipment                           11,505,000              0     11,505,000
                                                      -----------    -----------    -----------
                                                       18,046,000              0     18,046,000
     Less accumulated depreciation and amortization    12,231,000              0     12,231,000
                                                      -----------    -----------    -----------
                                                        5,815,000              0      5,815,000

Other Assets                                            2,315,000              0      2,315,000
                                                      -----------    -----------    -----------

                                                       26,947,000     (2,807,000)    24,140,000
                                                      ===========    ===========    ===========

             LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
     Current portion of long-term debt                  1,613,000     (1,294,000)       319,000
     Accounts payable                                     941,000              0        941,000
     Other accrued liabilities                          2,973,000        137,000      3,110,000
     Current income taxes payable                          81,000              0         81,000
                                                      -----------    -----------    -----------
          Total Current Liabilities                     5,608,000     (1,157,000)     4,451,000

Long-term Debt and Other                                9,764,000     (1,650,000)     8,114,000

Stockholders' Equity:
     Preferred stock, cumulative, par value $100
        per share, 500,000 authorized, none issued              0              0              0
     Common stock, par value $.30 per share,
        10,000,000 authorized, 5,169,542 shares
        issued                                          1,551,000              0      1,551,000
     Additional capital                                24,992,000              0     24,992,000
     Accumulated deficit                              (14,871,000)             0    (14,871,000
     Treasury stock at cost, 9,700 shares                 (97,000)             0        (97,000)
                                                      -----------    -----------    -----------
          Total Stockholders' Equity                   11,575,000              0     11,575,000
                                                      -----------    -----------    -----------

                                                       26,947,000     (2,807,000)    24,140,000
                                                      ===========    ===========    ===========


See notes to Pro Forma Consolidated Financial Statements
                                      F-1

                          TEAM, INC. AND SUBSIDIARIES
                  PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                            YEAR ENDED MAY 31, 1996
                                  (UNAUDITED)

                                                          TEAM, INC.        MILITARY
                                                             AND            HOUSING        PRO-FORMA        PRO-FORMA
                                                         SUBSIDIARIES       PROJECTS      ADJUSTMENTS      CONSOLIDATED
                                                         ------------    -------------  ---------------   ----------------

Revenues:
     Operating revenue                                  $ 47,449,000     $              $                 $     47,449,000)
     Military housing project lease revenue                5,036,000       (5,036,000)                                   0
                                                        ------------     ------------   ---------------   ----------------
                                                          52,485,000       (5,036,000)                0         47,449,000

Operating Costs and Expenses
     Operating expenses                                   25,161,000                                            25,161,000
     Selling, general and administrative expenses         23,446,000                                            23,446,000
     Interest                                              1,188,000                           (252,000)           936,000
     Writedown of assets                                   7,697,000                                             7,697,000
                                                        ------------     ------------   ---------------   ----------------
                                                          57,492,000                0          (252,000)        57,240,000

Military Housing Project Costs and Expenses
     Operating expenses                                    2,198,000       (2,198,000)                                   0
     Selling, general and administrative expenses            289,000         (289,000)                                   0
     Interest                                              3,359,000       (3,359,000)                                   0
                                                        ------------     ------------   ---------------   ----------------
                                                           5,846,000       (5,846,000)                0                  0

Earnings (Loss) from Continuing Operations
  Before Income Taxes                                    (10,853,000)         810,000           252,000         (9,791,000)

Provision for Income Taxes                                (1,575,000)         275,000            86,000         (1,214,000)

Earnings (Loss) from Continuing
                                                        ------------     ------------   ---------------   ----------------
  Operations Net of Income Taxes                        $ (9,278,000)    $    535,000   $       166,000   $     (8,577,000)
                                                        ============     ============   ===============   ================


Net Earnings (Loss) Per Share:
     Earnings (Loss) from Continuing
       Operations                                       $      (1.80)                                     $          (1.66)
                                                        ============                                      ================

Weighted Average Number of Shares
  Outstanding                                              5,161,000                                             5,161,000
                                                        ============                                      ================





See notes to Pro Forma Consolidated Financial Statements

                         TEAM, INC. AND SUBSIDIARIES
                 PROFORMA CONSOLIDATED STATEMENTS OF EARNINGS
                      NINE MONTHS ENDED FEBRUARY 28, 1997
                                  (UNAUDITED)


                                                                  TEAM, INC. AND    PRO-FORMA       PRO-FORMA
                                                                   SUBSIDIARIES    ADJUSTMENTS     CONSOLIDATED
                                                                  -------------   --------------  --------------

Revenues                                                          $  32,732,000   $               $   32,732,000
Operating expenses                                                   18,414,000                       18,414,000
Selling, general and administrative expenses                         12,652,000                       12,652,000
Interest                                                                687,000         (182,000)        505,000
                                                                  -------------   --------------  --------------

Earnings from Continuing Operations Before Income Taxes                 979,000          182,000       1,161,000

Provision for Income Taxes                                              450,000           62,000         512,000
Earnings from Continuing Operations
                                                                  -------------   --------------  --------------
  Net of Income Taxes                                             $     529,000   $      120,000  $      649,000
                                                                  =============   ==============  ==============

Net Earnings Per Share:
     Earnings from Continuing Operations                          $        0.10                   $         0.13
                                                                  =============                   ==============

Weighted Average Number of Shares Outstanding                         5,160,000                        5,160,000
                                                                  =============                   ==============






See notes to Pro Forma Consolidated Financial Statements

                          Team, Inc. and Subsidiaries
              Notes to Pro Forma Consolidated Financial Statements
 For the Year Ended May 31, 1996 and the Nine Months Ended February 28, 1997

                                  (Unaudited)


Balance Sheet

The pro forma adjustments to the consolidated balance sheet as of February 28, 1997 reflect the following:

a) The disposition of substantially all of the assets of the Military Housing Projects for $3.2 million, the resulting reduction of debt of $2,944,000, the additional cash of $183,000 and estimated transaction costs of $137,000.

Income Statement

The pro forma adjustments to the consolidated statements of income reflect the following:

a) The elimination of the Military Housing Projects' operations for the year ended May 31, 1996.

b) The decrease in interest expense for the year ended May 31, 1996, resulting from the debt repayment of $2,944,000 at an interest rate of 8.56%. The decrease in interest expense for the nine months ended February 28, 1997, resulting from the debt repayment of $2,944,000 at an interest rate of 8.25%.

c) The tax effect of pro forma adjustments at the Company's statutory rate.

                                EXHIBIT INDEX
                                -------------

             2.1 Agreement of Purchase and Sale dated September 13, 1996, among
                 Registrant, and Ft. Bragg 801, Inc. and Pensacola 801, Inc. and Portales 801, Inc., collectively as Seller, and U.S. National Housing, L.L.C. as Purchaser. (Registrant hereby agrees to furnish supplementally to the Securities and Exchange Commission upon request a copy of any omitted Exhibit, all of which are listed on the last page of the Agreement and Purchase of Sale.)

             2.2 Assignment and Assumption Agreement dated May 8, 1997, between
                 U.S. National Housing, LLC and U.S. National Housing Limited Partnership.

             2.3 First Amendment to Purchase and Sale Agreement, dated as of
                 May 8, 1997, among Registrant, and Ft. Bragg 801, Inc. and Pensacola 801, Inc. and Portales 801, Inc. and First American Capital Corporation, collectively as Seller, and U.S. National Housing Limited Partnership, as Purchaser.





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